HealthSouth
Investor Day

November 10, 2008

Exhibit 99.1

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, Form 10-K for the fiscal year ended December 31, 2007, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted
Accounting Principles in the United States. Our Form 8-K, dated November 10, 2008, to which the following presentation slides are attached as Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these presentation slides.

Cautionary Statements

HealthSouth Leadership

Jay Grinney

President and Chief Executive Officer

John Workman

Executive Vice President and Chief Financial Officer

Mark Tarr

Executive Vice President, Operations

John Whittington

Executive Vice President, General Counsel and Secretary

8:30 a.m.                          Strategy and Landscape

Questions and Answers

9:40 a.m.                          Break

9:45 a.m.                          Operational Model

Questions and Answers

10:40 a.m.                    Break

10:45 a.m.                     Financial Model

Questions and Answers

11:50 a.m.                     Litigation Update

Questions and Answers

12:00 p.m.                     Closing Remarks

Questions and Answers

Agenda

Jay Grinney

Mark Tarr

John Workman

John Whittington

Jay Grinney

Strategy and Landscape

Jay Grinney – President and Chief Executive Officer

Topics Covered:

HealthSouth:  Past and Present

Post-Acute Industry and Inpatient
Rehabilitation Sector

Strategy and Business Model

Political & Regulatory Landscape

Investment Considerations

Questions and Answers

HealthSouth Today

IRH

LTCH

93  Rehabilitation Hospitals and

      Outpatient Departments

  6  LTCH Hospitals

55  Outpatient Satellites

25  Hospital-Based Home
      Health Agencies

Operational Components

$1.38B  Net Operating Revenues

$254.1M Adj. Consolidated EBITDA

$47.4M Adj. Income from Continuing Ops.

$0.50 Adj. EPS from Continuing Ops.

Q3 YTD Key Statistics

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.

Development Sites

Employees:  22,000

Corporate Office:  Birmingham, AL

Exchange (Symbol):  NYSE (HLS)

(1)  Reconciliation to GAAP provided on slide 61

June

2007

December

2007

December

2005

June

2006

December

2006

HealthSouth spent over $1 billion to effect turnaround

     Settlement payments (CMS, DOJ, OIG, SEC)

     Reconstruction / restatement of financial statements (1+ million man-hours)

December

2004

Reached
SEC
Settlement

Filed 2000 –
2003 Form
10-K

Secured New
Bank Credit
$2.55B

Completed $1B
Senior Notes
Offering

Announced
Divestitures

$440M Tax
Recovery
Received

Relisted on
NYSE

Completed
Divestitures

All Settlements
Paid in Full

Reached
Securities
Litigation
Settlement

Corporate
Campus Sold

Turnaround Complete

Cured Bank
Defaults

Reached
DOJ/CMS
Settlement

June

2005

Cured

Bond
Defaults

Healthcare Services Continuum

Wellness
Programs

Disease
Management

Genetic
research

O/P Surgery

O/P Imaging

O/P Rehabilitation

Renal dialysis

O/P Cardiac

O/P Laboratory

General, acute
care hospitals

Specialty hospitals
(e.g. Cardiac,
Orthopedic, etc)

Inpatient
Rehabilitation

Long-term acute
care

Home Health

Hospice

Skilled Nursing

Preventive

Ambulatory
(Outpatient)

Acute-Care

Post-Acute

Inpatient Rehabilitation Facilities (IRF) 12%
Long-term Care (LTAC) 10%
Skilled Nursing Facilities (SNF) 47%
Home Healthcare 31%

HEALTHSOUTH

Post Acute Industry Components

(1)  Source: MedPAC, A Data Book:  Healthcare Spending and the Medicare Program, June 2008 (Section 9).

(2)  These percents are Medicare spending only and do not include beneficiary copayments or other payors.

2007 Medicare Spending $45.1 Billion

IRF Segment:  Fragmented Industry

Total Inpatient Rehabilitation
Facilities (IRF):  1,201

Total Free-Standing Inpatient
Rehabilitation Hospitals:  218

(HLS = 43%)

Total Inpatient Rehabilitation Revenue:  ~$9 Billion

(1)  Source:  Medpac, Modern Healthcare, press releases and internal analysis

5

Vibra (Private)

125

93

All others

2

Reliant (Private)

Facilities

Free-Standing
Competitor Examples

2

Gulf States (Private)

2

Five Star Quality Care
(Public)

4

Centerre (Private)

5

Select (Private)

6

RehabCare (Public)

6

Ernest (Private)

Hospital-Based
983 (82%)

Free-

Standing

HealthSouth

93 (8%)

Other

125 (10%)

% Population
30
25
20
15
10
5
0
2000
2010
2020
2030
2040
2050

512,160
563,000
627,000
2004
2010(E)
2015(E)

HEALTHSOUTH

Projected percentage of US population

65 years or older through 2050(1)

(1) Source:  US Census Bureau, 2004
 (2) Source:  Medicare Provider Analysis and Review File (2004); Claritas

Projected Medicare Compliant

Case Growth(2)

IRF Segment:  Aging Demographics = Increased
Demand

Demand for post-acute services will
increase as the U.S. population ages.

“Compliant Cases” are expected to grow
~2% per year for the foreseeable future,
creating an attractive market.

+22%

Strategy:

To create shareholder value as the preeminent provider of
rehabilitative care in the U.S. by:

Creating a strong balance sheet through deleveraging;

Driving organic growth through operational excellence; and

Disciplined opportunistic growth.

Longer term, we will pursue complementary acquisitions in the areas of Long-Term Acute Care Hospitals, Home Health, and / or Hospice
provided they are accretive to HealthSouth.

Target 5-8% annual Adjusted Consolidated EBITDA growth

Margins will expand modestly

Target 15-20% annual Adjusted  EPS growth

Achieve leverage
of  4.5X or below
by 12/31/10

Target ~ $35M
maintenance
CAPEX

Target $15-20M for
bed expansion

Disciplined
opportunistic
growth

Ensure hospital
leadership inspires
/ motivates all
constituents

Differentiate by
being the
“Employer of
Choice”

Standardize best
practices; deploy
through
TeamWorks

Maintain
commitment to
Compliance and
Internal Controls

Define, and excel
in, standards of
care

Measure clinical
outcomes and
drive continuous
improvement

Integrate the
patient and family
experience into
the treatment plan

Grow market
share in all
markets

Differentiate
through
exceptional clinical
quality and patient
experience

Build local
HealthSouth
“brand”

Target 4+% annual
Same Store
Discharge growth

Target 4±% annual
growth in SWB

Performance

Market
Position

Clinical Focus

Organizational
Culture

Business Model

Balance Sheet

1

~ $5-10M
infrastructure
enhancements

Consolidations /
Acquisitions

“CAPEX lite” de
novos

✓

△

9.30%
5.60%
3.10%
-3.00%
-2.40%
Q108 vs Q107
Q208 vs Q207
Q308 vs Q307
Non-HLS UDS Sites
HLS Sites

HEALTHSOUTH

Highlights…

HealthSouth has increased volumes, while competitors
have shown declines.

Change is Same-Store Discharges of HLS vs Non-HLS UDS Sites(1)

%      in
Discharges

(1)  Data provided by UDS MR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry.

N/A

Highlights…

HealthSouth has added new hospitals.

(2)

(1)  Plan to work with a developer to obtain a lease arrangement
 (2)  CON is being appealed; Operational Date may change

154 additional beds in total, 34 of which apply to third quarter 2008

Revenue contribution starting in Q3 2008 through Q3 2010

Location

Announced

Type of Investment

Installed Beds

Operational

Date

Vineland, NJ

Aug-08

Acquisition of free

standing

34 Beds

Q3 2008

Arlington, TX

Aug-08

Acquisition and

consolidation

n/a

Q3 2008

Midland, TX

Sep-08

Acquisition and

consolidation

n/a

Q3 2008

Ocala, FL

Aug-08

De novo

(1)

40 Beds

3Q 2010

Loudoun County, VA

Aug-08

De novo

40 Beds

2Q 2010

Mesa, AZ

Oct-08

De novo

(1)

40 Beds

3Q 2009

✓

$2,500
$2,000
$1,500
$1,000
$500
$0
$2,042.7
$1,834.7
YE 2007
Oct. 2008

HEALTHSOUTH

Highlights…

HealthSouth has repaid significant debt and reduced its
leverage.

Debt Outstanding

(in millions)

$208.0

Debt to Adjusted

Consol. EBITDA                                                       6.3x                                                                  5.5x

(1)  Reconciliation to GAAP provided on slide 45

Political and Regulatory Landscape:  “How the
sausage is made…”

NOTE:  CMS provides recommendations to HHS on Medicare and Medicaid policies / regulations

(e.g. Congress establishing
new IRF payment
methodology)

Healthcare

Policy &

Regulations

Health &

Human
Services

Legislative

Directive

President’s

Annual Budget

Legislative

Authority

(e.g. Congress directing
CMS to change 75%
threshold)

CMS solicits public input to proposed new policies via Publication of Notice of Proposed
Rulemaking (“NPRM”)

CMS sponsors “Open Door Meetings”

Final Rules published after comment period

Provides opportunity
for industry input

=

Political and Regulatory Landscape:  Looking
forward

CMS’s IRF-PPS staff currently focusing on report required by
Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA”)

Impact of 75% Rule on access to care

Alternatives / refinements to Rule

Analyzing types of patients best served by IRFs

HealthSouth is active in numerous industry advocacy groups

1.

American Hospital Association (“AHA”)

2.

American Medical Rehabilitation Providers Association (“AMRPA”)

3.

Federation of American Hospitals (“FAH”)

4.

Acute Long-Term Hospitals Association (“ALTHA”)

5.

State Hospital Associations

For Fiscal Year 2010, no major regulatory /
policy modifications are expected for IRFs

Investment Considerations:

Turnaround Complete:  all “legacy issues” resolved,
management focused on operations and growth

Strong Cash Flows:   CAPEX spend is discretionary

Deleveraging as Priority:  reduce leverage to 4.5x or less by
YE 2010

Solid Organic Growth:  TeamWorks initiative will help us
meet or exceed our EBITDA targets

Expand opportunistically in a disciplined manner

Focus:  Delivering shareholder value

            through strong EPS growth

Questions & Answers

HealthSouth
Investor Day

 BREAK (Back at 9:45 a.m. EST)

Operational Performance

Topics Covered:

Our Business – “The Basics”

“Typical” HealthSouth Rehab Hospital

Patients We Serve

Payors and Reimbursement Methodologies

Sources of Patients

                         Explained

Our Competitors

IRF vs SNF

Quality Measures

Operational Agenda (2009 – 2011)

Mark Tarr – Executive Vice President, Operations

“The Basics”:  What is a “typical” HealthSouth
rehabilitation hospital?

Major Services

Physician:  manages and treats medical needs of patients

Rehabilitation Nursing:  oversees treatment program of patient

Physical Therapy:  addresses physical function, mobility, safety

Occupational Therapy:  promotes independence and re-integration

Speech-Language Therapy:  treats communication & swallowing disorders

Case Manager:  coordinates care plan with physician, caregivers, family

Post-discharge services:  outpatient therapy and home health

(1)  We have seven hospitals of less than 40 beds

Number

(1)

37

31

8

10

Ave. FTEs

128

178

174

263

Ave. Net Rev.

$

11.2

$

15.8

$

15.8

$

22.5

(millions)

Bed Size

40  -  60

61  -  80

81  -  90

91+

12 Other RICs (e.g. amputee, major multiple trauma)
14%
Stroke
18%
Miscellaneous (primarily Debility and Polyneuropathy)
13%
Lower Extremity Fracture
12%
Lower Extremity Replacement
11%
Neurological
10%
Other Otho (e.g. spinal cord fractures)
9%
Cardiac
5%
Non-Traumatic Brain
5%
Traumatic Brain
3%

HEALTHSOUTH

Medicare Inpatient Rehabilitation Categories (RICs)

“The Basics”:  What Kind of Patients Do We Treat?

“The Basics”:  Who Pays Us and How Are We Paid?

Prospective Payment Systems (“PPS”)

Payments based on Case Mix Groups (“CMGs”)

Diagnosis of patient’s illness

Fixed payment per CMG adjusted for:

Acuity / severity

Regional wage differential

Per diems for “short stays”

Variety of methodologies

Varies by State

Variety of methodologies

Medicare

67.2%

Managed Care

19.0%

Other Third-Party Payors
6.9%

Medicaid 2.2%

Workers’ Comp /
Patients / Other  4.7%

Q3 YTD Payor Mix

Payment Methodology

Per Diem

Negotiated rate

Some are “tiered” for acuity/severity

Acute care hospital
attending physician and
Case Managers play key
role

All IRF patients must meet
medical necessity criteria

All IRF patients must be
medically stable and have
potential to tolerate three
hours of therapy per day
(minimum)

“The Basics”:  How Do We Get Our Patients?

94%

5%

1%

Referral Source

Acute Care Hospitals

Physician Offices

Skilled Nursing Facilities

TEAMWORKS
ONE TEAM ONE VISION

SOURCES
CONTACTS
REFERRALS
ADMITS

HEALTHSOUTH

= Standardized Best Practices

Phase One:  Sales and Marketing

What We Did:

Flowcharted activities

Assigned HLS “experts” to drive process

Streamlined processes

Created new job descriptions

Decentralized decision-making

Developed comprehensive reporting

Acute Care Hospitals

Physician Offices

Skilled Nursing Facilities

                                  (cont’d)

Piloted in nine hospitals

Made adjustments / refinements

Began roll-out in Q4 2007

Realigned and trained employees

Aligned compensation / rewards

Monitored results

Full installation effect seen after 60 days

Implementation

Cumulative # of

Hospitals Fully

Installed

Quarter-over-

Quarter

Year-to-Date

Q1 2008

44

2.6%

2.6%

Q2 2008

76

5.6%

4.1%

Q3 2008

92

9.3%

5.8%

% Increase in Total Discharges (All Hospitals)

Our Hospitals Still Have Room for Growth

Number of Hospitals at Varying Occupancy Levels

Hospitals with greater than 85% occupancy are candidates for bed expansion

We expect to add 65-75 beds by the end of 2009 and at least
another 44 beds in 2010

Average cost per bed:

With new construction = $100 – 250K

Internal renovation, only =  $15 – 45K

(1)

(1)  Includes Vineland, NJ and excludes Dallas, TX

Occupancy

Q4 2007

Q1 2008

Q2 2008

Q3 2008

High (85% or greater)

10

22

17

16

Medium (60% to 85%)

42

37

42

43

Low (Less than 60%)

41

34

34

34

Total

93

93

93

93

“The Basics”:  Who Are Our Competitors?

Competitor IRFs

Typically smaller units (10–20
beds) inside acute care hospital

Often are orthopedic–focused

Nursing Homes

Primarily treat simple knee / hip
replacements

“The Basics”:  How Are We Different (Better!) Than
Nursing Homes?

8 consecutive hours per day (min.)

24 hours per day

RN oversight and availability

None

Rehabilitation specialty expertise

Nursing training, expertise

2.5 – 4.0

5.0 – 7.5

Nursing hours per patient per day

Not required

Required

MD or DO designated as

Rehabilitation Director

Not required

Required; 3 hour (min.) therapy per
day

Multi-disciplinary team approach;

coordinated Program of Care

Once every 30 days (min.)

4+ times per week

Attending physician visits

Nursing Home

Inpatient Rehabilitation Hospital

Service

~ 15 days

~ 30 days

Average Length of Stay

FIM Gain = Change in Functional Independent Measurement (based on an 18 point assessment) from Admission to Discharge

LOS Efficiency = Functional gain divided by length of stay

30
28
26
24
22
20
18
16
14
30
26
Health South Average
National Average

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.53
2.26
HealthSouth Average
Benchmark *

HEALTHSOUTH

FIM Gain

LOS Efficiency

Source:  UDSmr Database – On Demand
Reports – YTD September 2008

* Benchmark = Expected, Risk Adjusted LOS Efficiency

“The Basics”:  How Do We Measure Quality?

                                – Phase II

Operational Objectives (2009 – 2011)

Most effective
processes:

Clinical

Support

Financial

Highest productivity
and most effective
labor management
programs

Paperless and
automated

Customized clinical
experience through
differentiated intake
and assessment
process

Best total family
experience

Most prepared patients
(education, etc.)

Highest satisfaction
rating

Best quality and
outcomes with in
targeted clinical
treatment categories

Highest FIM gain

Minimize practice
variability

Best care coordination

Clinical Excellence

(Target:  Stroke, Hip Fracture, Joint

Replacement, Spine/Neurological

Conditions and Cardiac)

Efficient Operations

Differentiated Service

Questions & Answers

HealthSouth
Investor Day

 BREAK (Back at 10:45 a.m. EST)

Key Financial Information

Topics Discussed:

YTD Earnings and Adjustments

Revenue & Expense Trend

Free Cash Flow

Liquidity

Use of Cash

Debt Reduction

Interest Expense and Swap Settlements

Government, Class Action, and Related Settlements

Tax Refunds & NOL’s

           Questions and Answers

John Workman – Executive Vice President, CFO

(Millions)	3rd Qtr. 2008	3rd Qtr. 2007	9 Months 2008	9 Months 2007
Inpatient	$ 411.5	$ 380.4	$ 1,241.1	$ 1,155.5
Outpatient and other	44.7	47.9	137.5	147.4
Consolidated net operating	$ 456.2	$ 428.3	$ 1,378.6	$ 1,302.9
Discharges	26,827	24,535	80,126	75,733
Net patient revenue / discharge	$ 15,339	$ 15,504	$ 15,489	$ 15,258
Occupancy %	65.6%	62.4%	66.4%	64.2%
# of licensed beds	6,556	6,563	6,556	6,563

HEALTHSOUTH

Revenues

Guidance for full year 2008	Previous	Current [3]
Adjusted Consolidated EBITDA [1]	$330 million to $335 million	$330 million to $335 million

HEALTHSOUTH

Adjusted Consolidated EBITDA Results

(1)  Reconciliation to GAAP provided on slide 59 and slide 61

(2)  Includes an $8.6 million gain on the sale of our investment in Source Medical

(3)  Adjusted EBITDA guidance was revised upward in the second quarter 2008 earnings release

No change; benefit and nonproductive labor costs (e.g. PTO accruals) won’t change significantly until new benefit year

(Millions)

Adjusted Consolidated EBITDA

(1)

$

79.3

$

88.3

(2)

$

254.1

$

234.8

(2)

3rd Qtr.

2008

3rd Qtr.

2007

9 Months

2008

9 Months

2007

(Millions, except per share data)	3rd Qtr. 2008	3rd Qtr. 2007	9 Months 2008	9 Months 2007
Income from continuing operations	$ 9.4	$ 250.1	$ 61.9	$ 225.5
Adjusted income (loss) from continuing operations [1]	$ 14.7	$ (6.5)	$ 47.4	$ (58.1)
	Per Share		**Per Share**	
Adjusted income (loss) from continuing operations per average diluted share [1]	$ 0.15	$ (0.07) [2]	$ 0.50	$ (0.63) [2]

Guidance for full year 2008	Previous	Revised
Adjusted income from continuing operations per average diluted share [1]	**$0.50 to $0.55 per share**	**$0.58 to $0.60 per share**

HEALTHSOUTH

Adjusted Income per Share Results

(1)  Reconciliation to GAAP provided on slide 59 and slide 61

(2)  Q3 2007 calculated ignoring the antidilutive impact of negative EPS

Nine Months 2008 Statistics

 Revenue                   Volume                         Occupied Bed                                FTE                                                EBITDA

     + 5.8%                         +5.8%                                           -2.4%                                                7.6%                                                     8.2%

Revenue and volume reflecting strong growth.

Improving productivity (EPOB) helps to offset increase in salaries and benefits per employee.  Actions being taken (including benefits and PTO) to mitigate cost per employee rise.

On a year-to-date basis, margin rate has improved.

Employees per                     SWB per                                  Adjusted

$250
$200
$150
$100
$50
$0
60%
50%
40%
30%
20%
10%
0%
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Salaries & benefits (SWB)
Hospital related expense
General and administrative expenses
SWB as a % of revenue
Hospital related expense as a % of revenue
G&A as a % of revenue

HEALTHSOUTH

Expense Trend

Q4 07 ~2.8% CMS price increase;
3.7% employee merit increase

Q2 08 ~2.8% CMS price roll back

Q1 08 – Employee benefit
enhancement and consolidation

Some modifications made to benefit
plans on November 15, 2008 with
additional modifications on
January 1, 2009

(Millions)	Nine Months Ended September 30, 2008
Adjusted Consolidated EBITDA [1]	$ 254.1
Cash interest expense	(126.4)
Capital expenditures for maintenance [2]	(25.2)
Net settlements on interest rate swap	(13.9)
Dividends paid on convertible perpetual preferred stock	(19.5)
Adjusted free cash flow	**$ 69.1**

HEALTHSOUTH

Free Cash Flow Year-to-Date

Strong Normalized Free Cash Flow

(1)  Reconciliation to GAAP provided on slide 61 and slide 63

(2)  Includes capital expenditures for the refresh program

Sources and Uses of Cash

Operating Cash

Cash flow from
operations

Non-operating Cash

Tax refunds

Derivative proceeds

Digital Hospital
proceeds

De novo’s

Acquisitions/
Consolidations

Debt
Reduction

Bed
Expansions

•

•

•

•

–

–

–

Debt Outstanding (2)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,042.7
$1,876.8
$1,834.7
YE 2007
Sep-08
Oct-08

HEALTHSOUTH

Debt Reduction
(Millions)

Significant debt reduction since
2004

$208 million paid down in first 10
months of 2008(1)(2)

No near-term refinancing
requirements

Future debt reduction from:

Excess cash from operations

Additional income tax
recoveries

Derivative proceeds

$165.9

$208.0

Debt to EBITDA on September 30, 2008 = 5.5X ;       Target = 4.5X

(1) Credit Agreement limits debt pay down on non–term loan balances to $50 million per year with the addition of a lifetime basket of $100 million. As of Sept. 30, 2008, the $50 million yearly limit had been reached for 2008, and we have used approximately 1/3 of the $100 million lifetime basket.

(2) A reconciliation can be found on slide 45

(Millions)	October 31, 2008	September 30, 2008	December 31, 2007	2008 Debt Reduction
Advances under $400 million revolving credit facility, March 2012	$ 53.0	$ 13.0	$ 75.0	$ 22.0
Term loan facility - March 2013	785.7	818.7	862.8	77.1
Bonds Payable:				
7.000% Senior Notes due 2008	-	-	5.0	5.0
10.750% Senior Subordinated Notes due 2008	-	30.3	30.3	30.3
8.500% Senior Notes due 2008	-	-	9.4	9.4
8.375% Senior Notes due 2011	0.3	0.3	0.3	-
7.625% Senior Notes due 2012	1.5	1.5	1.5	-
Floating Rate Senior Notes due 2014 (6 month Libor plus 600)	366.0	366.0	375.0	9.0
10.75% Senior Notes due 2016	493.9	512.7	558.2	64.3
Notes payable to banks and others at interest rates from 7.9% to 12.9%	12.9	12.9	17.0	4.1
Capital lease obligations	121.4	121.4	108.2	(13.2)
Total	$ 1,834.7	$ 1,876.8	$ 2,042.7	$ 208.0
Year to date debt reduction [1]	**$ 208.0**	**$ 165.9**		

HEALTHSOUTH

Debt Schedule

Debt to Adj. Consol. EBITDA on September 30, 2008 = 5.5X ;       Target = 4.5X

(1) Credit Agreement limits debt pay down on non–term loan balances to $50 million per year with the addition of a lifetime basket of $100 million.
As of Sept. 30, 2008, the $50 million yearly limit had been reached for 2008, and we have used approximately 1/3 of the $100 million lifetime basket.

The Value of  Debt Pay Down

Lower Interest Expense =
Higher EPS

Debt = $50 million

Interest Rate = 10.75%

Federal Taxes = 0

Earnings Per Basic Share = $0.06

Net Debt

Equity

Debt pay down increases
equity value

Enterprise Value

De novo:  40–Bed Proforma Example

(1) Does not include estimated corporate overhead of ~4.75% of net operating revenues.
(2) Assumes state income taxes only for first five years, then federal and state income taxes.

De novo’s attractive for future growth.

We evaluate based on commitment (cash or leased).
Leasing maximizes cash-on-cash returns in uncertain economy.

Revenue

EBITDA

%

(1)

Revenue

EBITDA

%

(1)

Year 1

8,500

$

1,275

$

15%

8,500

$

150

$

2%

Year 2

10,500

2,500

24%

10,500

1,300

12%

Run-Rate

11,500

2,900

25%

11,500

1,575

14%

Cash Investment

Five-Year Investment Return

76%

172%

Internal Rate of Return

(2)

14%–18%

Build and Fund

Leased Real Estate

$15,000–$17,000

$3,000–$4,000

Floating Rate Debt Balances		**October 31, 2008**	**Floating Interest Rate**
Advances under $400 million revolving credit facility	$	53.0	Libor plus 300 (1)
Term loan facility		785.7	Libor plus 250 (1)
Floating Rate Senior Notes due 2014		366.0	6 month Libor
Total	**$**	**1,204.7**	

Swap Settlement			
Notional amount of the interest rate swap	**$**	**1,121.0**	
Receive 3 month Libor and pay 5.22% fixed			

HEALTHSOUTH

Interest Expense and Swap Settlements
(Millions)

As of September 30, 2008, we were in compliance with the
covenants under our Credit Agreement.

(1)  We have the flexibility to peg 1,2,3 or 6 month Libor, or prime

September 30, 2008
Cash	
Available	$ 24.9
Revolver	
Total line	400.0
Less:	
– Draws	(13.0)
– Letters of credit	(38.4) [1]
Available	$ 348.6
Total Liquidity (available cash and revolver)	**$ 373.5**

HEALTHSOUTH

Liquidity
(Millions)

(1)  Letters of credit will be reduced by $33.6 million when we have court approval of the UBS settlement

As Settled

Liability goes to “0”

Shareholders equity (paid in
capital) goes up

Outstanding shares go up

Cash effect “0”

Expected Settlement Date

2009

Currently under Appeal

Government, Class Action, and Related Settlements

Today

Under appeal

Shares are not issued

Change in fair value flows
through income statement

Share price goes up, liability
and expense go up

Share price goes down,
liability and expense go
down

Cash effect “0”

The class action Securities Litigation Settlement included 5.0 million shares of common stock and 8.2 million warrants at a strike price of $41.40.

Convertible Perpetual Preferred Stock

400,000 shares 6.5% Series A preferred stock is convertible, at the option of the holder

At initial conversion price of $30.50 per share

If converted represents 13.1 million shares

On or after July 20, 2011, we may cause conversion, if;

Closing price of our common stock exceeds 150% of the
conversion price ($45.75) for 20 of the last 30 consecutive
trading days

Tax Position Update

Cash Refunds

$63 million on balance sheet at September
30, 2008

Relates to years 2003 or earlier

$46 million received on October 1, 2008
(used for debt reduction)

Remainder expected to be later in 2008
or early 2009

Future Cash Tax Payments

Due to $2.5 billion in federal and state NOLs
and tax deductions, we do not expect to pay
significant federal income tax for the next 10-12
years

Expect to pay about $5-7 million per year state
income tax

Some exposure to Alternative Minimum Tax
(AMT)

GAAP Considerations

HealthSouth’s balance sheet currently reflects
a valuation allowance for the potential value
of NOLs and future deductions. The valuation
allowance is over $1.0 billion

GAAP tax rate will net to small amount for
foreseeable future as there will be a reduction
in the valuation allowance when NOLs are
utilized

NOL Usage

HealthSouth does not have an annual use
limitation (AUL) under section 382

If we experienced a “change of ownership” as
defined by the Internal Revenue Service we
would be subject to an AUL. However, even
with a change of ownership we do not expect to
pay significant federal income tax for the next
10-12 years

Questions & Answers

Litigation Update

Topics Discussed:

General Medicine

UBS Settlement

E & Y Arbitration

Claims against Scrushy

Questions and Answers

John Whittington – Executive Vice President,
General Counsel and Secretary

Concluding Remarks

HealthSouth's Value Proposition

Attractive industry

Industry leader

Strong operating cash flows

Excellent growth opportunities

~ $2.5 billion NOL's

Appendix and
Reconciliation

(Millions)	3rd Qtr. 2008	3rd Qtr. 2007	9 Months 2008	9 Months 2007
	Average for the Period			
Basic shares outstanding[2,3]	87.4	78.5	81.6	78.6
Diluted shares outstanding[1,2,3]	101.0	91.8	95.1	91.9
	End of Period			
Basic shares outstanding[2,3]	88.0	78.6	88.0	78.6
Diluted shares outstanding[1,2,3]	101.6	91.9	101.5	91.9

Notes:

1) Potential shares for the three months ended September 30, 2008 and 2007, were 13.6 million and 13.3 million, respectively, and for the nine months ended September 30, 2008 and 2007, were 13.5 million and 13.3 million, respectively, and were primarily related to our convertible perpetual preferred stock.

2) Does not include warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.

3) Does not include approximately 5.0 million shares of common stock and warrants to purchase approximately 8.2 million shares of common stock at a strike price of $41.40 to settle our class action securities litigation. This agreement received final court approval on January 11, 2007. As of September 30, 2008, these shares of common stock and warrants have not been issued and are not included in our basic or diluted common shares outstanding. We expect a ruling in the first quarter 2009. If the judgement is affirmed, the distribution would occur in the first half of 2009.

HEALTHSOUTH

Outstanding Share Summary

(In Millions, Except Per Share Data)	Three Months Ended September 30, 2008	Per Share [illegible]	Three Months Ended September 30, 2007	Per Share [illegible]
Net income	$ 6.6	$ 0.08	$ 287.6	$ 3.66
Loss (income) from discontinued operations	2.8	0.03	(37.5)	(0.48)
Income from continuing operations	9.4	0.11	250.1	3.19
Government, class action, and related settlements	17.1	0.20	3.9	0.05
Professional fees - accounting, tax, and legal	4.0	0.05	9.2	0.12
Loss on interest rate swap	8.0	0.09	21.4	0.27
Gain on sale of investment in Source Medical	-	-	(8.6)	(0.11)
Provision for income tax benefit	(22.5)	(0.26)	(281.2)	(3.58)
Estimated state tax expense	(1.3)	(0.01)	(1.3)	(0.02)
Adjusted income (loss) from continuing operations [illegible]	14.7	0.17	(6.5)	(0.08)
Adjustment to GAAP EPS for dilution [illegible]		(0.02)		0.01
Adjusted income (loss) from continuing operations per diluted share [illegible]		$ 0.15		$ (0.07)
Estimated state tax expense	1.3		1.3	
Interest expense and amortization of debt discounts and fees	40.4		60.2	
Depreciation and amortization	18.1		19.5	
	74.5		74.5	
Other adjustments per our Credit Agreement				
Impairment charges	-		0.4	
Net noncash loss on disposal of assets	0.2		0.6	
Loss on early extinguishment of debt	2.1		2.2	
Gain on sale of investment in Source Medical	-		8.6	
Compensation expense under FASB Statement No. 123(R)	2.5		2.0	
Adjusted Consolidated EBITDA [illegible]	$ 79.3		$ 88.3	
Basic weighted average common shares outstanding		87.4		78.5
Diluted weighted average common shares		101.0		91.8

HEALTHSOUTH

Q3 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA (1)(3) – (Notes on following page)

1) Adjusted income (loss) from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income (loss) from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2) Per share amounts for the three months ended September 30, 2008 and 2007 are based on basic weighted average common shares outstanding for all amounts except adjusted income (loss) from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The diluted share counts for the three months ended September 30, 2008 and 2007 contain 13.6 million and 13.3 million shares, respectively, primarily related to the potential dilution of our convertible perpetual preferred stock as described in Note 18, Earnings (Loss) per Common Share, in our 2007 Form 10-K. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement. The calculation of adjusted loss from continuing operations per diluted share ignores the antidilutive impact in 2007.

3) Adjusted income (loss) from continuing operations per diluted share and Adjusted Consolidated EBITDA are two components of our guidance.

4) Our Credit Agreement allows certain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being ongoing costs once the Company has completed its restructuring.

HEALTHSOUTH

Q3 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA – Notes

(In Millions, Except Per Share Data)	Nine Months Ended September 30, 2008	Per Share [illegible]	Nine Months Ended September 30, 2007	Per Share [illegible]
Net income	$ 70.5	$ 0.86	$ 699.2	$ 8.90
Income from discontinued operations	(8.6)	(0.11)	(473.7)	(6.03)
Income from continuing operations	61.9	0.76	225.5	2.87
Government, class action, and related settlements	(27.9)	(0.34)	(34.0)	(0.43)
Professional fees - accounting, tax, and legal	12.9	0.16	44.3	0.56
Loss on interest rate swap	16.1	0.20	6.8	0.09
Accelerated depreciation of corporate campus	10.0	0.12	-	-
Gain on sale of investment in Source Medical	-	-	(8.6)	(0.11)
Provision for income tax benefit	(21.7)	(0.27)	(288.2)	(3.67)
Estimated state tax expense	(3.9)	(0.05)	(3.9)	(0.05)
Adjusted income (loss) from continuing operations [illegible]	47.4	0.58	(58.1)	(0.74)
Adjustment to GAAP EPS for dilution [illegible]		(0.08)		0.11
Adjusted income (loss) from continuing operations per diluted share [illegible]		$ 0.50		$ (0.63)
Estimated state tax expense	3.9		3.9	
Interest expense and amortization of debt discounts and fees	131.3		177.9	
Depreciation and amortization	55.8		56.9	
	238.4		180.6	
Other adjustments per our Credit Agreement				
Impairment charges	0.6		15.1	
Net noncash loss on disposal of assets	0.8		2.2	
Loss on early extinguishment of debt	5.8		19.9	
Gain on sale of investment in Source Medical	-		8.6	
Compensation expense under FASB Statement No. 123(R)	8.5		8.1	
Sarbanes-Oxley related costs	-		0.3	
Adjusted Consolidated EBITDA [illegible]	$ 254.1		$ 234.8	
Basic weighted average common shares outstanding		81.6		78.6
Diluted weighted average common shares		95.1		91.9

HEALTHSOUTH

9 Months 2008 Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1)(3) – (Notes on following page)

1) Adjusted income and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income (loss) from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance and liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2) Per share amounts for the nine months ended September 30, 2008 and 2007 are based on basic weighted average common shares outstanding for all amounts except adjusted income (loss) from continuing operations per diluted share, which is based on diluted shares outstanding. The diluted share counts for the nine months ended September 30, 2008 and 2007 contain 13.5 million and 13.3 million shares, respectively, primarily related to the potential dilution of the convertible perpetual preferred securities as described in Note 18, Earnings (Loss) per Common Share, in our 2007 Form 10-K. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement. The calculation of adjusted loss from continuing operations per diluted share ignores the antidilutive impact in 2007.

3) Adjusted diluted income (loss) per share and Adjusted Consolidated EBITDA are two companents of our guidance.

4) Our Credit Agreement allows certain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being ongoing costs once the Company has completed its restructuring.

HEALTHSOUTH

9 Months 2008 Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA – Notes

Nine Months Ended September 30, 2008
Adjusted Consolidated EBITDA	**$254.1**
Compensation expense under FASB Statement No. 123(R)	(8.5)
Provision for doubtful accounts	20.8
Professional fees—accounting, tax, and legal	(12.9)
Interest expense and amortization of debt discounts and fees	(131.3)
Gain on sale of investments	(0.1)
Equity in net income of nonconsolidated affiliates	(7.8)
Minority interests in earnings of consolidated affiliates	21.7
Amortization of debt discounts and fees	4.9
Amortization of restricted stock	4.6
Distributions from consolidated affiliates	7.6
Stock-based compensation	3.9
Current portion of income tax benefit	23.7
Change in assets and liabilities	(23.0)
Change in government, class action, and related settlements	(7.4)
Other operating cash provided by discontinued operations	(1.1)
Other	0.1
Net cash provided by operating activities	**$149.3**

1) Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

HEALTHSOUTH

9 Months 2008 Reconciliation of Adjusted Consolidated EBITDA(1) to Net Cash
Provided by Operating Activities